Certain confidential information contained in this document, marked by “[***]”, has been omitted because it is both (i) not material and (ii) would be competitively harmful if publicly disclosed.

Execution Version

AMENDMENT NO. 5 TO SERIES 2020-VF1 INDENTURE SUPPLEMENT
This Amendment No. 5 (the “Amendment”) to Series 2020-VF1 Indenture Supplement (as defined below), dated as of September 22, 2023, is made by and among LOANDEPOT AGENCY ADVANCE RECEIVABLES TRUST, a statutory trust organized under the laws of the State of Delaware (the “Issuer”), CITIBANK, N.A., a national banking association, as indenture trustee (the “Indenture Trustee”), as calculation agent (the “Calculation Agent”), as paying agent (the “Paying Agent”), as custodian (the “Custodian”) and as securities intermediary (the “Securities Intermediary”), LOANDEPOT.COM, LLC, a limited liability company organized in the State of Delaware, as servicer (the “Servicer”) and as administrator (the “Administrator”), JPMORGAN CHASE BANK, N.A. (“JPMorgan”), a national banking association, as administrative agent (the “Administrative Agent”), and consented to by JPMorgan, as noteholder of the Series 2020-VF1 Variable Funding Notes (in such capacity, the “Noteholder”).
RECITALS
The Issuer, the Indenture Trustee, the Calculation Agent, the Paying Agent, the Custodian, the Securities Intermediary, the Servicer, the Administrator and the Administrative Agent, are parties to that certain Indenture, dated as of September 24, 2020, as amended by Amendment No. 1, dated as of October 28, 2020 and Amendment No. 2, dated as of February 14, 2022 (as the same may be amended, restated, supplemented, or otherwise modified from time to time, the “Base Indenture”), the provisions of which are incorporated, as modified by that certain Series 2020-VF1 Indenture Supplement, dated as of September 24, 2020, as amended by that certain Amendment No. 1, dated as of October 28, 2020, as amended by Amendment No. 2, dated as of September 23, 2021, as amended by that certain Amendment No. 3, dated as of February 14, 2022, as amended by that certain Amendment No. 4, dated as of September 23, 2022 (as the same may be amended, restated, supplemented or otherwise modified from time to time, the “Existing Indenture Supplement” and together with the Base Indenture, the “Indenture”), among the parties to the Base Indenture. Capitalized terms used but not otherwise defined herein shall have the meanings given to them in the Base Indenture or the Existing Indenture Supplement, as applicable.
The Issuer, Indenture Trustee, Servicer, Administrator, Administrative Agent, and the Noteholder have agreed, subject to the terms and conditions of this Amendment, that the Existing Indenture Supplement be amended to reflect certain agreed upon revisions to the terms of the Existing Indenture Supplement.
Pursuant to Section 12.2 of the Base Indenture and Sections 12(a) and 12(b) of the Existing Indenture Supplement, the Issuer, Indenture Trustee, Servicer, Administrator, and the Administrative Agent, with the consent of 100% of the Noteholders of the Series 2020-VF1 Variable Funding Notes, may amend the Existing Indenture Supplement, with the consent of the Derivative Counterparty, if any, and the Series Required Noteholders of each Series materially and adversely affected by such amendment and upon delivery of an Issuer Tax Opinion (unless the Noteholders unanimously consent to waive such opinion), for the purpose of adding or changing in any manner any provisions of the Existing Indenture Supplement.
Pursuant to Section 12.3 of the Base Indenture, the Issuer shall deliver to the Indenture Trustee an Opinion of Counsel stating that the execution of such amendment is authorized and permitted by the Base Indenture and the Existing Indenture Supplement, and that all conditions precedent thereto have been satisfied (the “Authorization Opinion”).
As of the date hereof, there are no Derivative Counterparties.
The Series 2020-VF1 Variable Funding Notes is the sole Series and Class of Outstanding Notes. The Noteholder holds 100% of the Series 2020-VF1 Variable Funding Notes and therefore is the Series Required Noteholder.
The Noteholder waives the requirements for the delivery of an Issuer Tax Opinion and an Authorization Opinion in connection with this Amendment.
Accordingly, the Issuer, Indenture Trustee, Servicer, Administrator, Administrative Agent, and the Noteholder hereby agree, in consideration of the mutual promises and mutual obligations set forth herein, that the Existing Indenture Supplement is hereby amended as follows:

SECTION 1.Amendment to the Existing Indenture Supplement. Effective as of the Amendment Effective Date (as defined below), the Existing Indenture Supplement is hereby amended to delete the stricken text (indicated textually in the same manner as the following example: ~~stricken text~~) and to add the double-underlined text (indicated textually in the same manner as the following example: double-underlined text) as set forth in Exhibit A hereto.
SECTION 2.Consent of Noteholder. The Noteholder hereby represents and certifies that (i) it holds 100% of the Series 2020-VF1 Variable Funding Notes and therefore is the Series Required Noteholder with the right to instruct the Indenture Trustee, (ii) it has the authority to deliver this certification and the directions included herein to the Indenture Trustee, such power has not been granted or assigned to any other person, and the Indenture Trustee may conclusively rely upon this certification, (iii) it acknowledges and agrees that the amendments effected by this Amendment shall become effective on the Amendment Effective Date, and (iv) its consent to this Amendment shall constitute an “Act” by it as described in Section 1.5 of the Base Indenture.
SECTION 3.Condition to Effectiveness of this Amendment. This Amendment shall become effective upon the execution and delivery of this Amendment by all parties hereto (the “Amendment Effective Date”).
SECTION 4.Waiver of Authorization Opinion and Officer’s Certificate. The Noteholder hereby instructs the Indenture Trustee to waive delivery of (i) the Authorization Opinion and (ii) an Officer’s Certificate required pursuant to Section 1.3 of the Base Indenture, in connection with this Amendment. In reliance on the foregoing, the requirement for the delivery of the Authorization Opinion and the Officer’s Certificate in connection with this Amendment is waived. loanDepot, in its capacity as Certificateholder of the Trust Certificate, hereby instructs the Owner Trustee to waive delivery of the opinion required pursuant to Section 11.1 of the Trust Agreement in connection with this Amendment. In reliance on the foregoing, the requirement for the delivery of such opinion is waived.
SECTION 5.Effect of Amendment.
(a)    Except as expressly amended and modified by this Amendment, all provisions of the Existing Indenture Supplement and the Base Indenture shall remain in full force and effect and all such provisions shall apply equally to the terms and conditions set forth herein. This Amendment shall be effective as of the Amendment Effective Date upon the satisfaction of the conditions precedent set forth in Section 3 hereof and shall not be effective for any period prior to the Amendment Effective Date. After this Amendment becomes effective, all references in the Indenture Supplement or the Base Indenture to “this Indenture Supplement,” “this Indenture,” “hereof,” “herein” or words of similar effect referring to the Existing Indenture Supplement and Base Indenture shall be deemed to be references to the Existing Indenture Supplement or the Base Indenture, as applicable, as amended by this Amendment. This Amendment shall not be deemed to expressly or impliedly waive, amend or supplement any provision of the Existing Indenture Supplement or the Base Indenture other than as set forth herein.
(b)    The parties hereto have entered into this Amendment solely to amend the terms of the Base Indenture and the Existing Indenture Supplement and do not intend this Amendment or the transactions contemplated hereby to be, and this Amendment and the transactions contemplated hereby shall not be construed to be, a novation of any of the obligations owed by the parties hereto or any other party to the Base Indenture or the Existing Indenture Supplement under or in connection with the Base Indenture, the Existing Indenture Supplement or any of the other Transaction Documents. It is the intention and agreement of each of the parties hereto that (i) the perfection and priority of all security interests securing the payment of the Notes, all other sums payable by the Issuer under the Indenture and the compliance by the Issuer with the provisions of the Indenture are preserved, (ii) the liens and security interests granted under the Indenture continue in full force and effect, and (iii) any reference to the Base Indenture or the Existing Indenture Supplement in any such Transaction Document shall be deemed to reference to the Base Indenture or the Existing Indenture Supplement, as applicable, as amended by this Amendment.
SECTION 6.Representations and Warranties.  The Issuer hereby represents and warrants to the Indenture Trustee, the Noteholder, the Servicer, any Derivative Counterparty, any Supplemental Credit Enhancement Provider and any Liquidity Provider that it is in compliance with all the terms and provisions set forth in the Base Indenture on its part to be observed or performed, and that no Event of Default has occurred or is continuing, and hereby confirms and reaffirms the representations and warranties contained in Section 9.1 of the Base Indenture.
SECTION 7.Limited Effect. Except as expressly amended and modified by this Amendment, the Indenture shall continue to be, and shall remain, in full force and effect in accordance with its terms and the execution of this Amendment.
SECTION 8.Severability. Each provision and agreement herein shall be treated as separate and independent from any other provision or agreement herein and shall be enforceable notwithstanding the unenforceability of any such other provision or agreement.
SECTION 9. Recitals. The statements contained in the recitals to this Amendment shall be taken as the statements of the Issuer, and the Indenture Trustee (in each capacity) assumes no responsibility for their correctness. The Indenture Trustee makes no representation as to the validity or sufficiency of this Amendment (except as may be made with respect to the validity of its own obligations hereunder). In entering into this Amendment, the Indenture Trustee shall be entitled to the benefit of every provision of the Base Indenture relating to the conduct of or affecting the liability of or affording protection to the Indenture Trustee.
SECTION 10.Counterparts. This Amendment may be executed in one or more counterparts and by the different parties hereto on separate counterparts, including without limitation counterparts transmitted by facsimile or other electronic transmission, each of which, when so executed, shall be deemed to be an original and such counterparts, together, shall constitute one and the same agreement.
SECTION 11.GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK WITHOUT REFERENCE TO THE CHOICE OF LAW PROVISIONS THEREOF (OTHER THAN SECTIONS 5-1401 AND 5-1402 OF THE NEW YORK GENERAL OBLIGATIONS LAW).
SECTION 12.Owner Trustee Limitation of Liability. It is expressly understood and agreed by the parties hereto that (a) this Amendment is executed and delivered by Wilmington Savings Fund Society, FSB (“WSFS”), not individually or personally, but solely as Owner Trustee of the Issuer under the Trust Agreement, in the exercise of the powers and authority conferred and vested in WSFS as Owner Trustee under the Trust Agreement, (b) each of the representations, warranties, undertakings, obligations and agreements herein made on the part of the Issuer is made and intended not as a personal representation, undertaking, obligation, warranty or agreement by WSFS, but is made and intended for the purpose of binding only, and is binding only on, the Issuer, (c) nothing herein contained shall be construed as creating any liability on WSFS individually or personally, to perform any covenant or obligation of the Issuer, either expressed or implied contained herein, all such liability, if any, being expressly waived by the parties hereto and by any Person claiming by, through or under the parties hereto, (d) WSFS has made and will make no investigation as to the accuracy or completeness of any representations or warranties made by the Issuer in this Amendment, and (e) under no circumstances shall WSFS be personally liable for the payment of any indebtedness, indemnities or expenses of the Issuer or be liable for the performance, breach or failure of any obligation, representation, warranty or covenant made or undertaken by the Issuer or by WSFS as Owner Trustee on behalf of the Issuer under this Amendment or the other Transaction Documents as to all of which recourse shall be had solely to the assets of the Issuer.
The parties hereto hereby acknowledge and agree that certain duties, rights and obligations of the Issuer hereunder will be exercised and performed on behalf of the Issuer by the Administrator pursuant to the Administration Agreement, except to the extent the Owner Trustee is expressly obligated to perform such obligation under the Trust Agreement or expressly required under applicable law, and hereby acknowledge and accept the terms of the Trust Agreement as of the date hereof and (ii) under no circumstances shall the Owner Trustee have any duty or obligation to supervise or monitor the performance of the Issuer, or to supervise or monitor the performance or to exercise or perform the rights, duties or obligations, of the Custodian, the Indenture Trustee, the Calculation Agent, the Paying Agent, the Securities Intermediary, the Servicer, the Administrator, the Administrative Agent or any other Person (except the Issuer as expressly set forth in the Transaction Documents) hereunder.
SECTION 13.Indenture Trustee. Each of the Noteholder and the Issuer authorize and direct the Indenture Trustee to execute this Amendment. The Issuer certifies that pursuant to Section 11.15 of the Base Indenture, the Issuer is duly authorized to direct the Indenture Trustee and agrees that all actions taken by the Indenture Trustee in connection with this Amendment are covered by the indemnity provisions in Section 11.7(b) of the Indenture.

[SIGNATURE PAGES FOLLOW]

IN WITNESS WHEREOF, the undersigned have caused this Amendment to be duly executed as of the date first above written.
LOANDEPOT AGENCY ADVANCE RECEIVABLES TRUST, as Issuer
By: Wilmington Savings Fund Society, FSB, not in its individual capacity but solely as Owner Trustee
By:/s/ Kyle Broadbent
Name: Kyle Broadbent
Title: Trust Officer

[Signature page to Amendment No. 5 to Series 2020-VF1 Indenture Supplement]

LOANDEPOT.COM, LLC, as Servicer and as Administrator
By:/s/ David Hayes
Name: David Hayes
Title: CFO

[Signature page to Amendment No. 5 to Series 2020-VF1 Indenture Supplement]

CITIBANK, N.A., as Indenture Trustee, Calculation Agent, Paying Agent, Custodian and Securities Intermediary, and not in its individual capacity
By:/s/ Valerie Delgado
Name: Valerie Delgado
Title: Senior Trust Officer

[Signature page to Amendment No. 5 to Series 2020-VF1 Indenture Supplement]

JPMORGAN CHASE BANK, N.A., as Administrative Agent

By:/s/ Jonathan Davis
Name: Jonathan Davis
Title: Executive Director

[Signature page to Amendment No. 5 to Series 2020-VF1 Indenture Supplement]

CONSENTED TO BY:

JPMORGAN CHASE BANK, N.A., as 100% Noteholder of the Series 2020-VF1 Variable Funding Notes
By:/s/ Jonathan Davis
Name: Jonathan Davis
Title: Executive Director
[Signature page to Amendment No. 5 to Series 2020-VF1 Indenture Supplement]

EXHIBIT A

CONFORMED COPY REFLECTING:
AMENDMENT NO. 1, DATED AS OF OCTOBER 28, 2020;
AMENDMENT NO. 2, DATED AS OF SPTEMBER 23, 2021;
AMENDMENT NO. 3, DATED AS OF FEBRUARY 14, 2022;
AMENDMENT NO. 4, DATED AS OF SEPTEMBER 23, 2022; AND
AMENDMENT NO. 5, DATED AS OF SEPTEMBER 22, 2023

LOANDEPOT AGENCY ADVANCE RECEIVABLES TRUST,
as Issuer
and
CITIBANK, N.A.,
as Indenture Trustee, Calculation Agent, Paying Agent, Custodian and Securities Intermediary
and
LOANDEPOT.COM, LLC,
as Administrator and as Servicer

and
JPMORGAN CHASE BANK, N.A.,
as Administrative Agent
__________
SERIES 2020-VF1
INDENTURE SUPPLEMENT
Dated as of September 24, 2020
to
INDENTURE
Dated as of September 24, 2020
__________
LOANDEPOT AGENCY ADVANCE RECEIVABLES TRUST,
ADVANCE RECEIVABLES BACKED NOTES,
SERIES 2020-VF1
[Signature page to Amendment No. 5 to Series 2020-VF1 Indenture Supplement]

Table of Contents

SCHEDULES

Schedule 1    Series Reserve Account with respect to the Series 2020-VF1 Notes

SERIES 2020-VF1 INDENTURE SUPPLEMENT (this “Indenture Supplement”), dated as of September 24, 2020, is made by and among LOANDEPOT AGENCY ADVANCE RECEIVABLES TRUST, a statutory trust organized under the laws of the State of Delaware (the “Issuer”), CITIBANK, N.A. (“Citibank”), a national banking association, as indenture trustee (the “Indenture Trustee”), as calculation agent (the “Calculation Agent”), as paying agent (the “Paying Agent”), as custodian (the “Custodian”) and as securities intermediary (the “Securities Intermediary”), LOANDEPOT.COM, LLC, a limited liability company organized in the State of Delaware, as servicer (“Servicer”) and as administrator (“Administrator”), and JPMORGAN CHASE BANK, N.A. (“JPMorgan”), a national banking association, as Administrative Agent (as defined below). This Indenture Supplement relates to and is executed pursuant to that certain Indenture (as amended, supplemented, restated or otherwise modified from time to time, the “Base Indenture”) supplemented hereby, dated as of September 24, 2020, among the Issuer, the Servicer, the Administrator and the Indenture Trustee, the Calculation Agent, the Paying Agent, the Custodian, the Securities Intermediary and the Administrative Agent, all the provisions of which are incorporated herein as modified hereby and shall be a part of this Indenture Supplement as if set forth herein in full (the Base Indenture as so supplemented by this Indenture Supplement being referred to as the “Indenture”).
Capitalized terms used and not otherwise defined herein shall have the respective meanings given them in the Base Indenture.
PRELIMINARY STATEMENT
The Issuer has duly authorized the issuance of a Series of Notes, the Series 2020-VF1 Notes (as defined below). The parties are entering this Indenture Supplement to document the terms of the issuance of the Series 2020-VF1 Notes pursuant to the Base Indenture, which provides for the issuance of Notes in multiple series from time to time.
Section 1.Creation of Series 2020-VF1 Notes.
There are hereby created, effective as of the Issuance Date, the Series 2020-VF1 Notes, to be issued pursuant to the Base Indenture and this Indenture Supplement, to be known as “loanDepot Agency Advance Receivables Trust Advance Receivables Backed Notes, Series 2020-VF1 Notes.” The Series 2020-VF1 Notes shall not be subordinated to any other Series of Notes. The Series 2020-VF1 Notes are issued in one (1) Class of Variable Funding Notes (Class A-VF1) (the “Series 2020-VF1 Variable Funding Notes” or the “Series 2020-VF1 Notes”), with the Initial Note Balance, Maximum VFN Principal Balance, Stated Maturity Date, Revolving Period, Note Interest Rate, Expected Repayment Date and other terms as specified in this Indenture Supplement. The Series 2020-VF1 Notes shall be secured by the Trust Estate Granted to the Indenture Trustee pursuant to the Base Indenture. For the avoidance of doubt, the Trust Estate is subject to the terms and conditions set forth in the Base Indenture and the applicable Consent. The Indenture Trustee shall hold the Trust Estate as collateral security for the benefit of the Noteholders of the Series 2020-VF1 Notes and all other Series of Notes issued under the Indenture as described therein. In the event that any term or provision contained herein shall conflict with or be inconsistent with any term or provision contained in the Base Indenture, the terms and provisions of this Indenture Supplement shall govern to the extent of such conflict.
Section 2.Defined Terms.
With respect to the Series 2020-VF1 Notes and in addition to or in replacement for the definitions set forth in Section 1.1 of the Base Indenture, the following definitions shall be assigned to the defined terms set forth below:

“30-Day Peak Committed VFN Principal Balance” means for any Payment Date (but not any Interim Payment Date), beginning with the Payment Date occurring on October 12, 2020, with respect to the Class A-VF1, the maximum outstanding Committed VFN Principal Balance during the period commencing on the prior Payment Date and ending on the day immediately preceding such Payment Date.
“Adjusted Daily Simple SOFR” means, with respect to any Interest Accrual Period, an interest rate per annum equal to (i) the related Daily Simple SOFR, plus (ii) [***].
“Administrative Agent” means, for so long as the Series 2020-VF1 Notes have not been paid in full: (i) with respect to the provisions of this Indenture Supplement, JPMorgan or any Affiliate or successor thereto; and (ii) with respect to the provisions of the Base Indenture, and notwithstanding the terms and provisions of any other Indenture Supplement, together, JPMorgan and such other parties as set forth in any other Indenture Supplement, or a respective Affiliate or any respective successor thereto. For the avoidance of doubt, reference to “it” or “its” with respect to the Administrative Agent in the Base Indenture shall mean “them” and “their,” and reference to the singular therein in relation to the Administrative Agent shall be construed as if plural.
“Administrator Change of Control” occurs if the Administrator shall cease to directly or indirectly own 100% of the equity interests of the Depositor.
“Advance Rates” means, on any date of determination with respect to each Receivable related to the Series 2020-VF1 Notes, the percentage amount based on the Advance Type of such Receivable, as set forth in the table below, subject to amendment by mutual agreement of the Administrative Agent and the Administrator; provided, that
(i)the Advance Rate for any Receivable related to any Class of Notes shall be zero if such Receivable is not a Facility Eligible Receivable;
(ii)(A) if, as of any date of determination, the Monthly Reimbursement Rate is [***]; and
(iii)in no event shall the Facility Advance Rate [***]:

[***]	[***]

“Advance Ratio” means, as of any date of determination with respect to any Designated Pool, the ratio (expressed as a percentage), calculated as of the last day of the calendar month immediately preceding the calendar month in which such date occurs, of (i) the related PSA Stressed Nonrecoverable Advance Amount on such date over (ii) the aggregate monthly scheduled principal and interest payments for the calendar month immediately preceding the calendar month in which such date occurs with respect to all non-Delinquent Mortgage Loans in such Designated Pool, serviced pursuant to the related Designated Servicing Contract.

“Aggregate VFN Principal Balance” means, as of any date, the sum of the Committed VFN Principal Balance and the Uncommitted VFN Principal Balance on a particular day.
“AVM” means an automated valuation model providing computerized statistical modeling of a variety of data to generate home appraisals for mortgages based on comparable sales in the geographic area of the Mortgaged Property, title records, and other market factors and such AVM is acceptable as an appraisal in accordance with the Fannie Mae Guide or the Freddie Mac Guide, as applicable.
“Base Indenture” has the meaning assigned to such term in the Preamble.
“Benchmark” means, with respect to any Interest Accrual Period, the [***] (i) the Adjusted Daily Simple SOFR or a Benchmark Replacement Rate, and (ii[***].
“Benchmark Administration Changes” means, with respect to the Benchmark (including any Benchmark Replacement Rate), any technical, administrative or operational changes (including without limitation changes to the timing and frequency of determining rates and making payments of interest, length of lookback periods, and other administrative matters as may be appropriate, in the sole and good faith discretion of the Administrative Agent, to reflect the adoption and implementation of such Benchmark and to permit the administration thereof by the Administrative Agent in a manner substantially consistent with market practice (or, if the Administrative Agent determines that adoption of any portion of such market practice is not administratively feasible or that no market practice for the administration of such Benchmark exists, in such other manner of administration as the Administrative Agent decides is reasonably necessary in connection with the administration of this Indenture Supplement).
“Benchmark Replacement Rate” means a rate determined by the Administrative Agent in accordance with Section 7(c) of this Indenture Supplement.
“Cash Equivalents” means  [***].
“Claims Loss Coverage Amount” means, as of a Testing Date, the aggregate amount of Escrow Advances and Corporate Advances included in the Trust Estate as of such Testing Date multiplied by (i) the most recent Non-Recoverable Rate and (ii) [***].
“Claims Loss Coverage Percentage” means, a fraction, expressed as a percentage, equal to (a) the Claims Loss Coverage Amount, divided by (b) the aggregate amount of Advances included in the Trust Estate as of the Testing Date.
“Class A-VF1 Variable Funding Notes” means, the Variable Funding Notes, Class A-VF1 Variable Funding Notes, issued hereunder by the Issuer, having an Aggregate VFN Principal Balance of no greater than the applicable Maximum VFN Principal Balance.
“Collateral Transfer” has the meaning assigned to such term in Section 3 of this Indenture Supplement.
“Committed VFN Principal Balance” means, on any date, for each Class of the Series 2020-VF1 Notes (i) all portions of the Initial Note Balance and each Additional Note Balance which were allocated to the “Committed VFN Principal Balance,” less (ii) all amounts paid prior to such date of determination on such Class of the Series 2020-VF1 Notes with respect to principal and allocated to reduce the “Committed VFN Principal Balance.”
“Corporate Trust Office” means with respect to the Series 2020-VF1 Notes, the office of the Indenture Trustee (or Citibank in any of its capacities) at which at any particular time its corporate trust business will be administered, which office at the date hereof is located at (i) for purposes other than final payment or note transfers, Citibank, N.A., Agency & Trust, 388 Greenwich Street, New York, New York 10013, Attention: loanDepot Agency Advance Receivables Trust, Series 2020-VF1, email: valerie.delgado@citi.com and (ii) for purposes of final payment and note transfers, Citibank, N.A., Agency & Trust, 480 Washington Boulevard, 30th Floor, Jersey City, New Jersey 07310, Attention: loanDepot Agency Advance Receivables Trust, Series 2020-VF1.
“Cumulative Interest Shortfall Amount Rate” means, [***]%, per annum.
“Daily Simple SOFR” means, with respect to each Interest Accrual Period, the SOFR appearing as the rate for the day that is one (1) U.S. Government Securities Business Day prior to the first day of such Interest Accrual Period. If the rate for any such U.S. Government Securities Business Day has not been published by the applicable administrator within two (2) U.S. Government Securities Business Days following such day (and a Benchmark Replacement Rate has not been determined by the Administrative Agent as provided herein), then the SOFR for such day will be the last appearing SOFR published prior to such day. Any change in Daily Simple SOFR due to a change in SOFR shall be effective from and including the effective date of such change in SOFR without notice to the Administrator or the Servicer.
“Default Supplemental Fee” means for each Class of Series 2020-VF1 Notes and each Payment Date following an Event of Default and on the date of final payment of such Class (if an Event of Default is continuing on such final payment date), a fee equal to the product of:
    (i)    the Default Supplemental Fee Rate multiplied by;
    (ii)    a fraction, the numerator of which is the number of days elapsed from and including the prior Payment Date (or, if later, the occurrence of such Event of Default) and the denominator of which equals 360, multiplied by;
    (iii)    the average daily Note Balance since the prior Payment Date of such Class of Series 2020-VF1 Variable Funding Notes.
“Default Supplemental Fee Rate” means, with respect to the Series 2020-VF1 Notes, [***]%, per annum.
“Delinquent” means for any Mortgage Loan, any Monthly Payment due thereon is not received prior to the close of business on the day that immediately precedes the Due Date on which the next Monthly Payment is due.
“Due Date” means the day of the month on which the Monthly Payment is due on a Mortgage Loan, exclusive of any days of grace.
“ERD Supplemental Fee” means, for the Series 2020-VF1 Notes and each Payment Date from and after the Expected Repayment Date, if the Notes of such Class have not been refinanced or paid in full on or before the Expected Repayment Date for only such periods as the Notes of such Class are Outstanding and for so long as the Notes of such Class have a Note Balance greater than zero, a fee equal to the product of:
(i)    the ERD Supplemental Fee Rate multiplied by
(ii)    a fraction, the numerator of which is the number of days elapsed from and including the prior Payment Date (or, if later, the occurrence of such Expected Repayment Date) and the denominator of which equals 360, multiplied by

(iii)    the average daily Note Balance since the prior Payment Date of such Class of Series 2020-VF1 Variable Funding Notes.
“ERD Supplemental Fee Rate” means, with respect to the Series 2020-VF1 Notes, [***]%, per annum.
“Expected Repayment Date” means September 27, 2024.
“Expense Rate” means, as of any date of determination, with respect to the Series 2020-VF1 Notes, the percentage equivalent of a fraction, (i) the numerator of which equals the sum of (1) the product of the Series Allocation Percentage for such Series multiplied by (1) the aggregate amount of Fees due and payable by the Issuer on the next succeeding Payment Date plus (2) the product of the Series Allocation Percentage for such Series multiplied by any expenses payable or reimbursable by the Issuer on the next succeeding Payment Date, up to the applicable Expense Limit, if any, prior to any payments to the Noteholders of the Series 2020-VF1 Notes, pursuant to the terms and provisions of this Indenture Supplement, the Base Indenture or any other Transaction Document that have been invoiced to the Indenture Trustee and the Administrator, plus (3) the aggregate amount of related Series Fees payable by the Issuer on the next succeeding Payment Date and (ii) the denominator of which equals the sum of the outstanding Note Balances of all Series 2020-VF1 Notes at the close of business on such date.
“Facility Advance Rate” means, at any time, the aggregate Collateral Value of all Facility Eligible Receivables that have positive Advance Rates for the Series 2020-VF1 Notes, divided by the aggregate Receivable Balances of all Facility Eligible Receivables that have positive Advance Rates for the Series 2020-VF1 Notes. Such Facility Advance Rate shall be calculated by the Administrator.
“Fee Letter” means that certain Fee Letter, dated September 24, 2020 (as amended, supplemented, or otherwise modified from time to time), by and among JPMorgan and the Administrator.
“Governmental Authority” means the United States of America, any state or other political subdivision thereof and any entity exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government and having jurisdiction over the applicable Person.
“Increased Costs” has the meaning assigned to such term in Section 8 of this Indenture Supplement.
“Increased Costs Limit” means for each Noteholder of a Series 2020-VF1 Variable Funding Note, such Noteholder’s pro rata percentage (based on the Note Balance of such Noteholder’s Series 2020-VF1 Variable Funding Notes) [***]% of the average aggregate Note Balance for all Classes of Series 2020-VF1 Variable Funding Notes Outstanding for any twelve-month period.
“Indebtedness” means [***].
“Indemnified Taxes” means taxes imposed on or withheld or deducted from any payment made by the Issuer to a Noteholder with respect to the Series 2020-VF1 Notes under this Indenture Supplement or the other Transaction Documents other than (a) taxes imposed on or measured by net income (however denominated), franchise taxes, and branch profits taxes, in each case, (i) imposed as a result of such Noteholder being organized under the laws of, or having its principal office or its applicable lending office located in, the jurisdiction imposing such tax (or any political subdivision thereof) or (ii) that are imposed as a result of a present or former connection between such Noteholder and the jurisdiction imposing such tax (other than connections arising from such Noteholder having executed, delivered, become a party to, performed its obligations under, received payments under, received or perfected a security interest under, engaged in any other transaction pursuant to or enforced any Transaction Document, or sold or assigned an interest in any Series 2020-VF1 Note or Transaction Document), (b) U.S. federal withholding taxes imposed on amounts payable to or for the account of such Noteholder with respect to an applicable interest in a Series 2020-VF1 Note pursuant to a law in effect on the date on which (i) such Noteholder acquires such interest in the Series 2020-VF1 Note or (ii) such Noteholder changes its lending office, except in each case to the extent that amounts with respect to such taxes were payable either to such Noteholder's assignor immediately before such Noteholder became a party hereto or to such Noteholder immediately before it changed its lending office, (c) taxes attributable to such Noteholder’s failure to furnish the Indenture Trustee on behalf of the Issuer a fully completed and accurate applicable IRS Form W-9, W-8BEN-E, W-8ECI or W-8IMY (with any applicable attachments) on or before such Noteholder is entitled to a payment under this Indenture Supplement or the other Transaction Documents, and (d) any withholding Taxes imposed under Sections 1471 through 1474 of the Code, any current or future regulations or official interpretations thereof that is substantively comparable and not materially more onerous to comply with, any agreements entered into pursuant to Section 1471(b)(1) of the Code and any fiscal or regulatory legislation, rules or practices adopted pursuant to any intergovernmental agreement, treaty or convention among Governmental Authorities and implementing such Sections of the Code.
“Initial Note Balance” means, for any Note or for any Class of Notes, the amount drawn on such Note as of the Issuance Date. For the avoidance of doubt, the requirement for minimum denominations in Section 6.2 of the Base Indenture shall not apply in the case of the Series 2020-VF1 Variable Funding Notes.
“Initial Payment Date” means October 12, 2020.
“Interest Accrual Period” means, for the Series 2020-VF1 Notes and any Payment Date, the period beginning on the immediately preceding Payment Date (or, in the case of the first Payment Date with respect to any Class, the Issuance Date) and ending on the day immediately preceding the current Payment Date. The Interest Payment Amount for the Series 2020-VF1 Notes on any Payment Date shall be determined based on the Interest Day Count Convention.
“Interest Day Count Convention” means with respect to the Series 2020-VF1 Notes, the actual number of days in the related Interest Accrual Period divided by 360.
“Interim Payment Date” means, subject to the notice provisions of Section 4.3 of the Base Indenture, with respect to the Series 2020-VF1 Notes, up to six (6) dates each calendar month provided that the Issuer provides the Noteholders of the Series 2020-VF1 Notes and the Indenture Trustee at least two (2) Business Days prior notice, or if any such date is not a Business Day, the next succeeding Business Day to the extent any such day occurs during the Revolving Period, and any other date otherwise agreed to between the Issuer and the Noteholders of the Series 2020-VF1 Notes. For the avoidance of doubt, no Interim Payment Date shall occur during the continuance of a Facility Early Amortization Event.
“Issuance Date” means September 24, 2020.
“Limited Funding Date” means, subject to the notice provisions of the Base Indenture, any Business Day that is not a Payment Date or Interim Payment Date, at a time when no Facility Early Amortization Event shall have occurred and shall be continuing, which date is designated by the Administrator on behalf of the Issuer to the Indenture Trustee and the Administrative Agent in writing no later than [***] prior to such date; provided, that the Administrator shall have delivered a Funding Certification in accordance with Section 4.3(a) of the Base Indenture for such date, and provided, further that no fundings may be made under a Variable Funding Note on such date and no payments on any Notes shall be made on such date; provided, further, that no more than [***] may be designated by the Administrator on behalf of the Issuer in any calendar month.
“Market Value” means, as of any date of determination with respect to a Mortgaged Property, the value of such property (determined by the Servicer in accordance with the Freddie Mac Guide or the Fannie Mae Guide, as applicable) or the appraised value of the Mortgaged Property obtained in connection with its origination, if no updated valuation has been required under the Freddie Mac Guide or the Fannie Mae Guide, as applicable; provided, that such value shall equal zero for a mortgage loan that was [***] days Delinquent and the related valuation (which may be the value set forth in an AVM) is [***]days old and a new valuation (which may be the value set forth in an AVM) has not been provided within [***] Business Days.
“Market Value Ratio” means, as of any date of determination with respect to a Designated Pool, the ratio (expressed as a percentage) of (i) the aggregate of the Receivable Balance of all Facility Eligible Receivables related to such Designated Pool on such date over (ii) the aggregate Market Value of the Mortgaged Properties and REO Properties for the Mortgage Loans in such Designated Pool on such date.
“Maximum Committed VFN Principal Balance” means, for the Class A-VF1 and with respect to any Funding Date, $60,000,000 or such other amount, calculated pursuant to a written agreement between the Administrator and the Administrative Agent; provided that, on each Payment Date (beginning with the Payment Date occurring on October 12, 2020), if the 30-Day Peak Committed VFN Principal Balance is less than [***]% of the Maximum Committed VFN Principal Balance during the related period, the Maximum Committed VFN Principal Balance will be automatically reduced to an amount equal the nearest million that is greater than the product of (i) the 30-Day Peak Committed VFN Principal Balance, times (ii) [***], provided that such amount does not exceed the Maximum Committed VFN Principal Balance currently in effect; [***].
“Maximum Uncommitted VFN Principal Balance” means, for the Class A-VF1 and with respect to any Funding Date, the difference of the (i) Maximum VFN Principal Balance, minus (ii) the Maximum Committed VFN Principal Balance.
“Maximum VFN Principal Balance” means, for the Series 2020-VF1 Notes and with respect to any Funding Date, $100,000,000, or such other amount, calculated pursuant to a written agreement between the Administrator and the Administrative Agent; [***].
“Monthly Payment” means, with respect to any Mortgage Loan, the monthly scheduled principal and interest payments required to be paid by the mortgagor on any Due Date with respect to such Mortgage Loan.
“Monthly Reimbursement Rate” means, as of any date of determination, the arithmetic average of the fractions (expressed as percentages), determined for each of [***]), obtained by dividing (i) the aggregate Advance Reimbursement Amounts collected by the Servicer and deposited into the Trust Accounts during such month (which shall include, for purposes of this definition, amounts deemed received on account of Credited Advance Funding, if any, during such calendar month, but only if no Delinquency Advances were deemed reimbursed by Credited Advance Funding amounts for the preceding Monthly Advance Period) by (ii) the sum, for each Freddie Mac Pool or Fannie Mae Pool, of [***] relating to Advances funded by the Servicer in respect of such Freddie Mac Pool or Fannie Mae Pool, as applicable.

“Net Proceeds Coverage Percentage” means, for any Payment Date, the percentage equivalent of a fraction, (i) the numerator of which equals the amount of Collections on Receivables deposited into the Collection and Funding Account during the related Monthly Advance Collection Period (which shall include, for purposes of this definition, amounts deemed received on account of Credited Advance Funding, if any, during such Monthly Advance Collection Period, but only if no Delinquency Advances were deemed reimbursed by Credited Advance Funding amounts for the preceding Monthly Advance Period) and (ii) the denominator of which equals the aggregate average outstanding Note Balances of all Outstanding Notes during such Monthly Advance Collection Period.
“Net Worth” shall mean, [***].
“Non-Recourse” means, with respect to any specified Person, Indebtedness that is specifically advanced to finance the acquisition of property or assets and secured only by the property or assets to which such Indebtedness relates without recourse to such Person (other than subject to such customary carve-out matters for which such Person acts as a guarantor in connection with such Indebtedness, such as bad boy acts, fraud, misappropriation, breach of representation and warranty, misapplication, and environmental matters); provided that, notwithstanding the foregoing, if any Indebtedness that would be Non-Recourse Indebtedness but for the fact that such Indebtedness is made with recourse to other assets, then only the portion of such Indebtedness that is recourse to such other assets shall be deemed not to be Non- Recourse Indebtedness, and all other Indebtedness shall be deemed to be Non-Recourse Indebtedness.
“Non-Recoverable Rate” means, a percentage, as of a Testing Date, equal to the greater of (i) the aggregate amount of Corporate Advances and Escrow Advances included in the Trust Estate in the [***]that the Servicer has written-off in accordance with its policies due to Servicer error, divided by the aggregate amount of claims filed in the [***], or (ii) the aggregate amount of Corporate Advances and Escrow Advances included in the Trust Estate written-off by the Servicer in accordance with its policies due to Servicer error in the [***], divided by the aggregate amount of claims filed in the [***].
“Note Interest Rate” means, for each Interest Accrual Period for the Series 2020-VF1 Notes, the sum of: (i) the Benchmark, plus (ii) [***]% per annum.
“Note Purchase Agreement” means that Note Purchase Agreement, dated as of September 24, 2020 (as amended, supplemented, or otherwise modified from time to time), by and among the Issuer, the Depositor, the Servicer, the Administrator, and JPMorgan, as the Administrative Agent and the Purchaser.
“PSA Stressed Nonrecoverable Advance Amount” means as of any date of determination and with respect to any Designated Pool, the sum of:
(i)for all Mortgage Loans of such Designated Pool that are current as of such date, the greater of (A) zero and (B) the excess of (1) Total Advances related to such Mortgage Loans on such date over (2) (x) in the case of Mortgage Loans secured by a first lien, the product of [***]% and the sum of all of the Market Values for the related Mortgaged Property or (y) in the case of Mortgage Loans secured by a second or more junior lien, [***]; and
(ii)for all Mortgage Loans of such Designated Pool that are delinquent as of such date, but not related to property in foreclosure or REO Property, the greater of (A) zero and (B) the excess of (i) Total Advances related to such Mortgage Loans on such date over (ii) (x) in the case of Mortgage Loans secured by a first lien, the product of

[***]% and the sum of all of the Market Values for the related Mortgaged Property or (y) in the case of Mortgage Loans secured by a second or more junior lien, [***] ; and
(iii)for all Mortgage Loans of such Designated Pool that are related to properties in foreclosure, the greater of (A) zero and (B) the excess of (1) Total Advances related to such Mortgage Loans on such date over (2) (x) in the case of Mortgage Loans secured by a first lien, the product of [***]% and the sum of all of the Market Values for the related Mortgaged Property or (y) in the case of Mortgage Loans secured by a second or more junior lien, [***]; and
(iv)for all REO Properties of such Designated Pool, the greater of (A) zero and (B) the excess of (1) Total Advances related to such REO Properties on such date over (2) (x) in the case [***] % of REO Properties previously secured by a first lien Mortgage Loan, the product of % and the sum of all of the Market Values for such REO Properties or (y) in the case of REO Properties previously secured by a second or more junior lien Mortgage Loan, [***].
“Purchaser” means JPMorgan Chase Bank, N.A., as purchaser under the Note Purchase Agreement, and any successors and assigns in such capacity.
“Redemption Percentage” means, for the Series 2020-VF1 Notes, [***]%.
“Regulatory Change” means (a) the adoption of any law, rule or regulation after the date hereof, (b) any change in any law, rule or regulation or in the interpretation or application thereof by any Governmental Authority after the date hereof or (c) compliance by any Noteholder (or, for purposes of Section 8(a)(3), by any lending office of such Noteholder or by such Noteholder’s holding company, if any) with any request, guideline or directive (whether or not having the force of law) of any Governmental Authority made or issued after the date hereof.
“Senior Rate” means, for the Series 2020-VF1 Notes, the Note Interest Rate.
“Series 2020-VF1 Note Balance” means the Aggregate VFN Principal Balance.
“Series Fee Limit” means none.
“Series Fees” means, for the Series 2020-VF1 Notes and any Payment Date, the sum of (i) the fees set forth in the Fee Letter and (ii) the aggregate unreimbursed fees, indemnification amounts owed to and expenses of the Administrative Agent due under the Indenture.
“Series Required Noteholders” means, for only so long as the Series 2020-VF1 Variable Funding Notes are Outstanding, 100% of the Noteholders of the Series 2020-VF1 Variable Funding Notes, and thereafter clause (a) of the definition of the “Series Required Noteholders” in the Base Indenture shall apply.
“Series Reserve Required Amount” means with respect to any Payment Date or Interim Payment Date, as the case may be, for the Series 2020-VF1 Notes, an amount equal to on any Payment Date or Interim Payment Date [***] interest, which shall be calculated as follows: [***] times the amount equal to (i) the applicable Senior Rate, multiplied by (ii) the Note Balance of each Class of Series 2020-VF1 Notes as of such Payment Date or Interim Payment Date, as the case may be, divided by (iii) 12.
“Servicer Information” has the assigned to such term in Section 9 of this Indenture Supplement.

“SOFR” means a rate per annum equal to the secured overnight financing rate as administered by the Federal Reserve Bank of New York (or a successor administrator of the secured overnight financing rate) on its website.
“Stated Maturity Date” means, for each Class of the Series 2020-VF1 Notes, the day that is thirty (30) years following the end of the related Revolving Period (or, if such day is not a Business Day, the next Business Day).
“Stressed Note Interest Rate” means, for each Interest Accrual Period for the Series 2020-VF1 Notes, the sum of: (i) the Benchmark, plus (ii) [***]%, per annum.
“Stressed Time” means, as of any date of determination for any Class of Series 2020-VF1 Notes, the percentage equivalent of a fraction, the numerator of which is one (1), and the denominator of which equals the related Stressed Time Percentage for such Class times the Monthly Reimbursement Rate on such date.
“Stressed Time Percentage” means for Class A-VF1, [***]%.
“Tangible Net Worth” means [***].
“Target Amortization Amount” means,
[***]
“Target Amortization Event” for the Series 2020-VF1 Notes, means the earlier of (A) the related Expected Repayment Date or (B) the occurrence of any of the following conditions or events, which is not waived by 100% of the Noteholders of the Series 2020-VF1 Notes:
[***]

“Testing Date” means, the earlier of (i) first Funding Date in the months of January, April, July, and October or (ii) the 21st of January, April, July and October. If the 21st of such month is not a Business Day, the Testing Date shall be the immediately following Business Day.
“Total Advances” means, with respect to any Mortgage Loan or REO Property on any date of determination, the sum of all outstanding amounts of all outstanding Advances related to Facility Eligible Receivables funded by the Servicer out of its own funds or with respect to such Mortgage Loan or REO Property on such date.
“Transaction Documents” means, in addition to the documents set forth in the definition thereof in the Base Indenture, this Indenture Supplement, the Note Purchase Agreement and the Fee Letter, each as amended, supplemented, restated or otherwise modified from time to time.
“Trigger Advance Rate” means, for the Series 2020-VF1 Notes, as of any date [***], the rate equal to the greater of (x) zero and (y) (1) 100% minus (2) the sum of the following:
[***]
“Uncommitted VFN Principal Balance” means, on any date of determination, for each Class of the Series 2020-VF1 Notes, (i) all portions of the Initial Note Balance and each Additional Note Balance which were allocated to the “Uncommitted VFN Principal Balance,” less (ii) all amounts paid prior to such date of determination on such Class of the Series 2020-

VF1 Notes with respect to principal and allocated to reduce the “Uncommitted VFN Principal Balance.”
“Undrawn Fee Amount” means, each day during the Revolving Period for the Series 2020-VF1 Notes, an amount, calculated on a daily basis, equal to the product of (i) the Maximum Committed VFN Principal Balance less the Aggregate VFN Principal Balance of the Series 2020-VF1 Notes as of the close of business on such day, multiplied by (ii) the applicable Undrawn Fee Rate, divided by 360. For the avoidance of doubt, the Undrawn Fee Rate shall be zero for each day that the Committed VFN Principal Balance equals the Maximum Committed VFN Principal Balance.
“Undrawn Fee Rate” means, with respect to each Class of the Series 2020-VF1 Notes and for each Interest Accrual Period, the per annum rate stated below which corresponds to the applicable Usage Percentage: [***]
“Unrestricted Cash” means, with [***].
“Usage Percentage” means, with respect to any Interest Accrual Period, the fraction, expressed as a percentage, (i) the numerator of which is the daily average Committed VFN Principal Balance during such Interest Accrual Period, and (ii) the denominator of which is the daily average Maximum Committed VFN Principal Balance during such Interest Accrual Period.
“U.S. Government Securities Business Day” means any day except for (i) a Saturday, (ii) a Sunday and (iii) a day on which the Securities Industry and Financial Markets Association recommends that the fixed income departments of its members be closed for the entire day for purposes of trading in United States government securities.
“U.S. Risk Retention Rules” has the meaning assigned to such term in Section 11(b) of this Indenture Supplement.
“Warehouse Facility Documents” means that certain Master Repurchase Agreement dated as of June 3, 2016 (as the same may be amended, restated, supplemented or otherwise modified from time to time) between loanDepot.com, LLC, as seller, and JPMorgan Chase Bank, N.A., as buyer, and all other Transaction Documents (as the same may be amended, restated, supplemented or otherwise modified from time to time) as defined therein.
“WSFS” means Wilmington Savings Fund Society, FSB.
Section 3.Forms of Series 2020-VF1 Notes.
The form of the Rule 144A Definitive Note and that may be used to evidence the Series 2020-VF1 Variable Funding Notes in the circumstances described in Section 5.4(c) of the Base Indenture are attached to the Base Indenture as Exhibit A.
In addition to any provisions set forth in Section 6.5 of the Base Indenture, with respect to the Series 2020-VF1 Notes, the Noteholder of any Class of such Notes shall only transfer its beneficial interest therein to another potential investor in accordance with the Note Purchase Agreement, subject to the terms and provisions of the applicable Consent and Section 19 hereof. The Indenture Trustee (in all of its capacities) shall not be responsible to monitor, and shall not have any liability, for any such transfers of beneficial interests of participation interests.
For the avoidance of doubt, no Class of the Series 2020-VF1 Notes shall be Specified Notes as defined under the Base Indenture, and the Series 2020-VF1 Notes do not include any Retained Notes.

Proposed transferees of the Series 2020-VF1 Notes will be required to make (or in the case of Book Entry Notes, will be deemed to make) certain certifications for purposes of ERISA as provided in Section 6.5 of the Base Indenture.
In connection with any sale or transfer of Series 2020-VF1 Notes, the Purchaser shall certify in writing for the benefit of the Indenture Trustee and the Administrator that the prospective assignee is not a Prohibited Assignee (as such term is defined in the Note Purchase Agreement).
Prior to directly or indirectly transferring or otherwise using a Note as collateral for any financing arrangement or to support the debt or equity interests issued by a special purpose entity (collectively, a “Collateral Transfer”), the Noteholder providing such Note as collateral for a financing arrangement or in exchange for debt or equity interests in a special purpose entity shall have received advice from a nationally recognized tax counsel experienced in the tax aspects of asset securitization to the effect that, for U.S. federal income tax purposes, such Collateral Transfer will not result in the Issuer being characterized as a taxable mortgage pool.
Section 4.Collateral Value Exclusions.
For purposes of calculating “Collateral Value” in respect of the Series 2020-VF1 Notes, the Collateral Value shall be zero for any Receivable that:
(i)is attributable to any Designated Pool to the extent that the related Receivable Balance of such Receivable, when added to the aggregate Receivable Balance already outstanding with respect to such Designated Pool, would cause the related Advance Ratio to be equal to or greater than 100%;
(ii)is not a Facility Eligible Receivable;
(iii)is attributable to any Designated Pool to the extent that the related Receivable Balance of such Receivable, when added to the aggregate Receivable Balance already outstanding with respect to such Designated Pool, would cause the related Market Value Ratio to exceed [***]%; or
(iv)[***].

Section 5.Series Reserve Account.
In accordance with the terms and provisions of this Section 5 and Section 4.6 of the Base Indenture, the Indenture Trustee shall establish and maintain a Series Reserve Account with respect to the Series 2020-VF1 Notes, which shall be an Eligible Account, for the benefit of the Series 2020-VF1 Noteholders. The Series Reserve Account with respect to the Series 2020-VF1 Notes is listed on Schedule 1 attached hereto.
Section 6.Payments; Note Balance Increases; Early Maturity.
(a)Except as otherwise expressly set forth herein, the Paying Agent shall make payments of interest on the Series 2020-VF1 Notes on each Payment Date in accordance with Section 4.5 of the Base Indenture.
(b) The Paying Agent shall make payments of principal on the Series 2020-VF1 Notes on each Interim Payment Date and each Payment Date in accordance with Sections 4.4 and 4.5, respectively, of the Base Indenture (at the option of the Issuer in the case of requests during the

Revolving Period for the Series 2020-VF1 Notes). The Note Balance of the Series 2020-VF1 Notes may be increased from time to time on certain Funding Dates in accordance with the terms and provisions of Section 4.3 of the Base Indenture, but not in excess of the related Maximum VFN Principal Balance.
Notwithstanding anything to the contrary contained herein or in the Base Indenture, the Issuer may, [***] prior written notice to the Administrative Agent and Indenture Trustee, redeem in whole or in part, and/or terminate and cause retirement of any of the Series 2020-VF1 Notes at any time using proceeds of issuance of new Notes.
The Series 2020-VF1 Notes are also subject to optional redemption in accordance with the terms of Section 13.1 of the Base Indenture.
(c)For the avoidance of doubt, the failure pay any Target Amortization Amount when due, as described in the definition thereof, shall constitute an Event of Default.
(d)The Administrative Agent and the Issuer further confirm that the Series 2020-VF1 Notes issued on the Issuance Date pursuant to this Indenture Supplement shall be issued in the name of “JPMorgan Chase Bank, N.A.” The Issuer and the Administrative Agent hereby direct the Indenture Trustee to issue the Series 2020-VF1 Notes in the name of “JPMorgan Chase Bank, N.A.” For the avoidance of doubt, the parties hereto hereby agree that, in accordance with the terms and provisions of the Note Purchase Agreements, the Administrative Agent may act as agent of each Noteholder (or “purchaser”, howsoever denominated) party to the Note Purchase Agreement in respect of the related Series 2020-VF1 Notes and shall determine the allocation of “Additional Note Balances” (as such term is defined in the Note Purchase Agreement, if applicable) or VFN Principal Balance increases to be funded by each such Noteholder (or purchaser).
(e)Notwithstanding anything to the contrary in Section 4.3(b)(iii) of the Base Indenture, VFN draws on any other Series of VFNs shall be made on a pro rata basis with the Series 2020-VF1 Notes. The VFN draws in respect of the Series 2020-VF1 Variable Funding Notes shall be made in accordance with the instructions provided in the related Funding Certification.
(f)The parties hereto agree that the failure to pay any portion of any related Undrawn Fee Amount on any Payment Date shall constitute an Event of Default under Section 8.1(a)(i) of the Base Indenture.
Section 7.Determination of Note Interest Rate and the Benchmark.
(a)    At least [***] prior to each Determination Date, the Administrative Agent shall calculate the Note Interest Rate (and each component thereof) for the related Interest Accrual Period and the Interest Payment Amount for the Series 2020-VF1 Notes for the upcoming Payment Date, and include a report of such amount in the related Payment Date Report.
(b) The establishment of the Benchmark by the Administrative Agent and the Administrative Agent’s subsequent calculation of the Note Interest Rate (and each component thereof) on the Series 2020-VF1 Variable Funding Notes for the relevant Interest Accrual Period, and the Interest Payment Amount for the Series 2020-VF1 Notes, in the absence of manifest error, will be final and binding.
(c)    If prior to any Payment Date, the Administrative Agent determines in its good faith discretion that, by reason of circumstances affecting the relevant market, (i) adequate and reasonable means do not exist for ascertaining the Benchmark, (ii) the applicable Benchmark is no longer in existence, (iii) continued implementation of the Benchmark is no longer administratively feasible or no significant market practice for the administration of the Benchmark exists, (iv) the Benchmark will not adequately and fairly reflect the cost to the Administrative Agent of administering the Notes in accordance with the terms of the Transaction Documents or any Noteholder of purchasing and funding the Notes, or (v) the administrator of the applicable Benchmark or a Governmental Authority having jurisdiction over the Administrative Agent has made a public statement identifying a specific date after which the Benchmark shall no longer be made available or used for determining the interest rate of loans; provided, that at the time of such statement or publication, there is no successor administrator that will continue to provide the Benchmark, the Administrative Agent may give prompt written notice thereof to the Administrator and the Indenture Trustee, whereupon the rate that will replace the Benchmark for the Interest Accrual Period immediately preceding such Payment Date, and for all subsequent Interest Accrual Periods until such notice has been withdrawn by the Administrative Agent, shall be the greater of (i) an alternative benchmark rate (including any mathematical or other adjustments to such benchmark rate (if any) incorporated therein) and (ii) zero, in lieu of the then-applicable Benchmark (any such rate, a “Benchmark Replacement Rate”), together with any proposed Benchmark Administration Changes, as determined by the Administrative Agent in its reasonable discretion.
(d)    Subject to the following sentence, the Administrative Agent will have the right to make Benchmark Administration Changes from time to time with respect to the Benchmark (including any Benchmark Replacement Rate), and will promptly notify the Administrator of the effectiveness of any such changes. Any adoption of Benchmark Administration Changes and any determination of a Benchmark Replacement Rate shall be made by the Administrative Agent in a manner substantially consistent with those used for similarly situated customers and with substantially similar assets subject thereto that are under the supervision of the Administrative Agent’s investment bank New York mortgage finance business that administers the Notes. Notwithstanding anything to the contrary herein or the other Transaction Documents, any such Benchmark Administration Changes will become effective without any further action or consent of the Administrator, the Servicer or any other party to this Indenture Supplement or the other Transaction Documents.
Section 8.Increased Costs.
(a)If any Regulatory Change or other change of requirement of any law, rule, regulation or order applicable to a Noteholder of a Series 2020-VF1 Variable Funding Note (a “Requirement of Law”) or any change in the interpretation or application thereof or compliance by such Noteholder with any request or directive (whether or not having the force of law) from any central bank or other Governmental Authority made subsequent to the date hereof:
(1)    shall subject such Noteholder to any Taxes (other than Taxes described in paragraph (a)(ii) through (d) of the definition of Indemnified Taxes including any such (a)(ii) Taxes that are imposed on or measured by net income (however denominated) or that are franchise Taxes or branch profits Taxes) (including Indemnified Taxes applicable to additional sums payable under this Section) with respect to its Series 2020-VF1 Variable Funding; shall impose, modify or hold applicable any reserve, special deposit, compulsory loan or similar requirement against assets held by, deposits or other liabilities in or for the account of, advances, or other extensions of credit by, or any other acquisition of funds by, any office of such Noteholder which is not otherwise included in the determination of the Note Interest Rate hereunder; or
(2)    shall impose, modify or hold applicable any reserve, special deposit, compulsory loan, insurance charge or similar requirement against assets held by, deposits or other liabilities in or for the account of, advances, or credit extended or participated by, or any other acquisition of funds by, any office of such Noteholder which is not otherwise included in the determination of the Note Interest Rate hereunder; or
(3)    shall have the effect of reducing the rate of return on such Noteholder’s capital or on the capital of such Noteholder’s holding company, if any, as a consequence of this Indenture Supplement, in the case of the Series 2020-VF1 Variable Funding Notes, the Note Purchase Agreement, or the Series 2020-VF1 Variable Funding Notes to a level below that which such Noteholder or such Noteholder’s holding company could have achieved but for such Requirements of Law (other than any Regulatory Change, Requirement of Law, interpretation or application thereof, request or directive with respect to taxes) (taking into consideration such Noteholder’s policies and the policies of such Noteholder’s holding company with respect to capital adequacy); or
(4)    shall impose on such Noteholder or the overnight United States Treasury securities repurchase market (or any market affecting a Benchmark Replacement Rate) any other condition, cost or expense (other than with respect to taxes) affecting this Indenture Supplement, in the case of the Series 2020-VF1 Variable Funding Notes, the Note Purchase Agreement or the Series 2020-VF1 Variable Funding Notes or any participation therein; or
(5)    shall impose on such Noteholder any other condition;
and the result of any of the foregoing is to increase the cost to such Noteholder, by an amount which such Noteholder deems, in good faith, to be material (collectively or individually, “Increased Costs”), of continuing to hold its Series 2020-VF1 Variable Funding Note, of maintaining its obligations with respect thereto, or to reduce any amount due or owing hereunder in respect thereof, or to reduce the amount of any sum received or receivable by such Noteholder (whether of principal, interest or any other amount) or (in the case of any change in a Requirement of Law regarding capital adequacy or liquidity requirements or in the interpretation or application thereof or compliance by such Noteholder or any Person controlling such Noteholder with any request or directive regarding capital adequacy or liquidity requirements (whether or not having the force of law) from any Governmental Authority or quasi-governmental authority made subsequent to the date hereof) shall have the effect of reducing the rate of return on such Noteholder’s or such controlling Person’s capital as a consequence of its obligations as a Noteholder of a Variable Funding Note to a level below that which such Noteholder or such controlling Person could have achieved but for such adoption, change or compliance (taking into consideration such Noteholder’s or such controlling Person’s policies with respect to capital adequacy) by an amount deemed, in good faith, by such Noteholder to be material, then, in any such case, such Noteholder (i) agrees to use commercially reasonable efforts to provide the Administrator with notice of such change in Requirements of Law; provided that any failure to provide such notice shall not affect the Administrator’s obligation to pay such documented additional amount or amounts, and (ii) shall provide the Administrator with an invoice evidencing such documented additional amount or amounts as calculated by such Noteholder in good faith as will compensate such Noteholder for such increased cost or reduced amount, and such invoiced amount shall be payable to such Noteholder on the Payment Date following the next Determination Date following such invoice, in accordance with Section 4.5(a)(1)(ii) or Section 4.5(a)(2)(iv) of the Base Indenture, as applicable; provided, however, that any amount of Increased Costs in excess of the Increased Costs Limit shall be payable to such Noteholder in accordance with Section 4.5(a)(1)(ix) or Section 4.5(a)(2)(iv) of the Base Indenture, as applicable.

(b)Increased Costs payable under this Section 8 shall be payable on a Payment Date only to the extent invoiced to the Indenture Trustee prior to the related Determination Date.
(c)If any party determines, in its sole discretion exercised in good faith, that it has received a refund of any Increased Costs as to which it has been indemnified pursuant to this Section (including by the payment of additional amounts pursuant to this Section), it shall pay to the indemnifying party an amount equal to such refund (but only to the extent of indemnity payments made under this Section with respect to the Taxes giving rise to such refund), net of all out-of-pocket expenses (including taxes) of such indemnified party and without interest (other than any interest paid by the relevant Governmental Authority with respect to such refund). Such indemnifying party, upon the request of such indemnified party, shall repay to such indemnified party the amount paid over pursuant to this paragraph (c) (plus any penalties, interest or other charges imposed by the relevant Governmental Authority) in the event that such indemnified party is required to repay such refund to such Governmental Authority. Notwithstanding anything to the contrary in this paragraph (c), in no event will the indemnified party be required to pay any amount to an indemnifying party pursuant to this paragraph (c) the payment of which would place the indemnified party in a less favorable net after-tax position than the indemnified party would have been in if the tax subject to indemnification and giving rise to such refund had not been deducted, withheld or otherwise imposed and the indemnification payments or additional amounts with respect to such tax had never been paid. This paragraph shall not be construed to require any indemnified party to make available its tax returns (or any other information relating to its taxes that it deems confidential) to the indemnifying party or any other Person.
(d)Each Noteholder agrees that if any IRS form or certification it previously delivered expires or becomes obsolete or inaccurate in any respect, it shall update such IRS form or certification or promptly notify the Issuer and the Indenture Trustee in writing of its legal inability to do so.
Section 9.Series Reports.
(a)Series Calculation Agent Verification Certification. The Calculation Agent shall verify that the following information, to the extent received from the Servicer, has been reasonably calculated and accurately reported by the Servicer in the applicable Determination Date Administrator Report and include as part of each Calculation Agent Verification Certification, prepared pursuant to Section 3.1 of the Base Indenture delivered by electronic means (including by electronic mail or posting on the website pursuant to Section 3.5(a) of the Base Indenture) to Noteholders, with respect to the Series 2020-VF1 Notes, a certification setting forth the Calculation Agent’s verification of the information set forth below:
(i)the Advance Ratio for each Designated Pool, and whether the Advance Ratio for such Designated Pool exceeds [***]%;
(ii)the Market Value Ratio for each Designated Pool, and whether the Market Value Ratio for such Designated Pool exceeds [***]%;
(iii)a list of each Target Amortization Event for the Series 2020-VF1 Notes and presenting a yes or no answer beside each indicating whether each such Target Amortization Event has occurred as of the end of the Monthly Advance Collection Period preceding the upcoming Payment Date or the Advance Collection Period preceding the upcoming Interim Payment Date;
(iv)whether any Receivable, or any portion of the Receivables, attributable to a Designated Pool, has a Collateral Value of zero by virtue of the definition of “Collateral Value” or Section 4 of this Indenture Supplement;

(v)a calculation of the Net Proceeds Coverage Percentage in respect of each of the three preceding Monthly Advance Collection Periods (or each that has occurred since the date of this Indenture Supplement, if less than three), and the arithmetic average of the three;
(vi)the Monthly Reimbursement Rate for the upcoming Payment Date or Interim Payment Date;
(vii)whether any Target Amortization Amount that has become due and payable has been paid;
(viii)the PSA Stressed Nonrecoverable Advance Amount for the upcoming Payment Date or Interim Payment Date;
(ix)the Trigger Advance Rate; and
(x)the Claims Loss Coverage Amount, the Claims Loss Coverage Percentage and the Non-Recoverable Rate; and
In addition, prior to each Payment Date, the Servicer shall deliver to the Calculation Agent by electronic mail to Valerie.delgado@citi.com with subject reference “loanDepot Agency Advance Receivables Trust -For Posting” and the Calculation Agent shall promptly (no later than the next Business Day following its receipt) deliver by electronic means (including posting on the website pursuant to Section 3.5(a) of the Base Indenture) to the Noteholders of the Series 2020-VF1 Notes the following information: calculated as of the last fiscal quarter, the amount of each of Administrator’s: (A) Unrestricted Cash; (B) unrestricted Cash Equivalents; (C) the aggregate amount of unused capacity available to Administrator (taking into account applicable haircuts) under committed mortgage loan warehouse and repurchase facilities and mortgage servicing right facilities for which Administrator has unencumbered eligible collateral to pledge thereunder; and (D) net equity value of whole pool agency securities.
In addition to the information provided above, to the extent the Servicer Information is specifically provided to the Calculation Agent by the Servicer, the Calculation Agent shall promptly (no later than the next Business Day) deliver such Servicer Information by electronic means (including posting on the website pursuant to Section 3.5(a) of the Base Indenture) to the Noteholders of the Series 2020-VF1 Notes. “Servicer Information” shall include, without limitation, such other financial or non-financial information, documents, records or reports with respect to the Receivables or the condition or operations, financial or otherwise, of the Servicer.
(b)Series Payment Date Report. In each Payment Date Report, the Indenture Trustee shall also report the Stressed Time Percentage. The Administrator shall provide to the Indenture Trustee for inclusion in the Payment Date Report an aging report with respect to all Receivables in a form acceptable to the Administrative Agent and the Indenture Trustee.
(c)Limitation on Indenture Trustee Duties. The Indenture Trustee shall have no independent duty to verify: (1) Tangible Net Worth, (2) the occurrence of any of the events described in (ii), (iv), (v) or (vi) clause of the definition of “Target Amortization Event,” or (3) compliance with clause (vi) of the definition of “Facility Eligible Servicing Contract.”
Section 10.Conditions Precedent Satisfied.
The Issuer hereby represents and warrants to the Noteholders of the Series 2020-VF1 Notes and the Indenture Trustee that, as of the related Issuance Date, each of the conditions precedent set forth in the Base Indenture to the issuance of the Series 2020-VF1 Notes have been satisfied or have been waived in accordance with the terms thereof.

Section 11.Representations and Warranties.
(a)The Issuer, the Administrator, the Servicer and the Indenture Trustee hereby restate as of the related Issuance Date, or as of such other date as is specifically referenced in the body of such representation and warranty, all of the representations and warranties set forth in Sections 9.1, 10.1 and 11.14, respectively, of the Base Indenture.
(b)Each of the Administrator and the Issuer represents, warrants, covenants and agrees that the final rules (the “U.S. Risk Retention Rules”) implementing the credit risk retention requirements of Section 15G of the Securities Exchange Act of 1934, as amended, are inapplicable to the transactions contemplated by this Indenture Supplement, because such transactions are not a “securitization transaction” within the meaning of the U.S. Risk Retention Rules.
Section 12.Amendments.
(a)Notwithstanding any provisions to the contrary in Article XII of the Base Indenture, but subject to the provisions set forth in Sections 12.1 and 12.3 of the Base Indenture, without the consent of the Noteholders of any Notes or any other Person but with the consent of the Issuer (evidenced by its execution of such amendment), the Indenture Trustee, the Administrator, the Servicer, and the Administrative Agent, at any time and from time to time, upon delivery of an Issuer Tax Opinion and upon delivery by the Issuer to the Indenture Trustee of an Officer’s Certificate to the effect that the Issuer reasonably believes that such amendment will not have an Adverse Effect, may amend this Indenture Supplement for any of the following purposes: (i) to correct any mistake or typographical error or cure any ambiguity, or to cure, correct or supplement any defective or inconsistent provision herein or any other Transaction Document; or (ii) to amend any other provision of this Indenture Supplement.
(b)Notwithstanding any provisions to the contrary in Section 6.10 or Article XII of the Base Indenture, no supplement, amendment or indenture supplement entered into with respect to the issuance of a new Series of Notes or pursuant to the terms and provisions of Section 12.2 of the Base Indenture may, without the consent of the Series Required Noteholders, supplement, amend or revise any term or provision of this Indenture Supplement.
(c)For the avoidance of doubt, the Issuer and the Administrator hereby covenant that the Issuer shall not issue any future Series of Notes without designating an entity to act as “Administrative Agent” under the related Indenture Supplement with respect to such Series of Notes.
(d)Any amendment, modification or supplement of this Indenture Supplement which affects the rights, duties, indemnities, obligations or liabilities of the Owner Trustee in its capacity as owner trustee under the Trust Agreement shall require the written consent of the Owner Trustee.
Section 13.Counterparts.
This Indenture Supplement may be executed in counterparts, each of which when so executed and delivered shall be considered an original, and all such counterparts shall constitute one and the same instrument. The words “executed,” “signed,” “signature,” and words of like import in this Indenture Supplement or in any other certificate, agreement or document related to this transaction shall include, in addition to manually executed signature pages, images of manually executed signatures transmitted by facsimile or other electronic format (including, without limitation, “pdf”, “tif” or “jpg”) and other electronic signatures (including, without limitation, any electronic sound, symbol, or process, attached to or logically associated with a contract or other record and executed or adopted by a person with the intent to sign the record).

The use of electronic signatures and electronic records (including, without limitation, any contract or other record created, generated, sent, communicated, received, or stored by electronic means) shall be of the same legal effect, validity and enforceability as a manually executed signature or use of a paper-based record-keeping system to the fullest extent permitted by applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act and any other applicable law, including, without limitation, any state law based on the Uniform Electronic Transactions Act or the Uniform Commercial Code.
Section 14.Entire Agreement.
This Indenture Supplement, together with the Base Indenture incorporated herein by reference, constitutes the entire agreement among the parties hereto with respect to the subject matter hereof, and fully supersedes any prior or contemporaneous agreements relating to such subject matter.
Section 15.Limited Recourse.
Notwithstanding any other terms of this Indenture Supplement, the Series 2020-VF1 Notes, any other Transaction Documents or otherwise, the obligations of the Issuer under the Series 2020-VF1 Notes, this Indenture Supplement and each other Transaction Document to which it is a party are limited recourse obligations of the Issuer, payable solely from the Trust Estate, and following realization of the Trust Estate and application of the proceeds thereof in accordance with the terms of this Indenture Supplement, none of the Noteholders of Series 2020- VF1 Notes, the Indenture Trustee or any of the other parties to the Transaction Documents shall be entitled to take any further steps to recover any sums due but still unpaid hereunder or thereunder, all claims in respect of which shall be extinguished and shall not thereafter revive. No recourse shall be had for the payment of any amount owing in respect of the Series 2020- VF1 Notes or this Indenture Supplement or for any action or inaction of the Issuer against any officer, director, employee, shareholder, stockholder or incorporator of the Issuer or any of their successors or assigns for any amounts payable under the Series 2020-VF1 Notes or this Indenture Supplement. It is understood that the foregoing provisions of this Section 15 shall not (a) prevent recourse to the Trust Estate for the sums due or to become due under any security, instrument or agreement which is part of the Trust Estate or (b) save as specifically provided therein, constitute a waiver, release or discharge of any indebtedness or obligation evidenced by the Series 2020-VF1 Notes or secured by this Indenture Supplement. It is further understood that the foregoing provisions of this Section 15 shall not limit the right of any Person to name the Issuer as a party defendant in any proceeding or in the exercise of any other remedy under the Series 2020-VF1 Notes or this Indenture Supplement, so long as no judgment in the nature of a deficiency judgment or seeking personal liability shall be asked for or (if obtained) enforced against any such Person or entity.
Section 16.Owner Trustee Limitation of Liability.
It is expressly understood and agreed by the parties hereto that (a) this Indenture Supplement is executed and delivered by WSFS, on behalf of the Issuer not individually or personally, but solely as Owner Trustee of the Issuer under the Trust Agreement, in the exercise of the powers and authority conferred upon and vested in WSFS as owner trustee under the Trust Agreement, (b) each of the representations, warranties, undertakings, obligations and agreements herein made on the part of the Issuer is made and intended not as a personal representation, undertaking, obligation, warranty or agreement by WSFS, but is made and intended for the purpose of binding only, and is binding only on, the Issuer, (c) nothing herein contained shall be construed as creating any liability on WSFS individually or personally, to perform any covenant or obligation of the Issuer, either expressed or implied contained herein, all such liability, if any, being expressly waived by the parties hereto and by any Person claiming by, through or under the parties hereto, (d) WSFS has made and will make no investigation as to the accuracy or completeness of any representations or warranties made by the Issuer in this Indenture Supplement and (e) under no circumstances shall WSFS be personally liable for the payment of any indebtedness, indemnities or expenses of the Issuer or be liable for the performance, breach or failure of any obligation, representation, warranty or covenant made or undertaken by the Issuer or by WSFS as Owner Trustee on behalf of the Issuer under this Indenture Supplement or the other Transaction Documents, as to all of which recourse shall be had solely to the assets of the Issuer.
The parties hereto hereby acknowledge and agree that certain duties, rights and obligations of the Issuer hereunder will be exercised performed on behalf of the Issuer by the Administrator pursuant to the Administration Agreement, except to the extent the Owner Trustee is expressly obligated to perform such obligation under the Trust Agreement or expressly required under applicable law, and hereby acknowledge and accept the terms of the Trust Agreement as of the date hereof and (ii) under no circumstances shall the Owner Trustee have any duty or obligation to supervise or monitor the performance of the Issuer, or to supervise or monitor the performance or to exercise or perform the rights, duties or obligations, of the Custodian, the Indenture Trustee, the Calculation Agent, the Paying Agent, the Securities Intermediary, the Servicer, the Administrator, the Administrative Agent or any other Person (except the Issuer as expressly set forth in the Transaction Documents) hereunder.
Section 17.Maximum Committed VFN Principal Balance.
The holders of the Series 2020-VF1 Notes may in their discretion, but have no obligation to, fund any increase in the Aggregate VFN Principal Balance of the Series 2020-VF1 Notes that would result in the Aggregate VFN Principal Balance exceeding the Maximum Committed VFN Principal Balance.
Section 18.Miscellaneous.
(a)Notwithstanding any provision of the Base Indenture or any other Transaction Document to the contrary, each beneficial owner for U.S. federal income tax purposes of a Class of Notes that has both a Committed VFN Principal Balance and an Uncommitted VFN Principal Balance shall at all times beneficially own an equal, pro rata percentage of the Committed VFN Principal Balance and the Uncommitted VFN Principal Balance and shall not transfer any interest in such Note either directly or indirectly that does not represent to each beneficial owner of such interest (or the beneficial owner a Note or equity interest secured by such interest) an equal, pro rata percentage of the Committed VFN Principal Balance and the Uncommitted VFN Principal Balance.
(b)If a Class of the Series 2020-VF1 Notes has both a Committed VFN Principal Balance and an Uncommitted VFN Principal Balance, (i) draws on such Class of Notes shall be allocated to the Committed VFN Principal Balance before allocation to the Uncommitted VFN Principal Balance (unless otherwise agreed to by the Administrator and the Administrative Agent) and (ii) payments on the principal balance of such Class of Notes shall be allocated to the Uncommitted Principal Balance before allocation to the Committed VFN Principal Balance (unless otherwise agreed to by the Administrator and the Administrative Agent).
Section 19.Incorporation by Reference.
The terms and provisions of Section 6.5(o) of the Base Indenture and all such other terms and provisions applicable to Freddie Mac contained in the Base Indenture (including, without limitation, those terms and provisions where Freddie Mac is a third party beneficiary) are incorporated herein by reference as if fully set forth herein at length.

IN WITNESS WHEREOF, loanDepot Agency Advance Receivables Trust, as Issuer, loanDepot.com, LLC, as Servicer and as Administrator, Citibank, N.A., as Indenture Trustee, Calculation Agent, Paying Agent, Custodian and Securities Intermediary, and JPMorgan Chase Bank, N.A., as Administrative Agent have caused this Indenture Supplement relating to the Series 2020-VF1 Notes, to be duly executed by their respective signatories thereunto duly authorized and their respective signatures duly attested all as of the day and year first above written.

[SIGNATURES FOLLOW]

LOANDEPOT AGENCY ADVANCE RECEIVABLES TRUST, as Issuer
By: Wilmington Savings Fund Society, FSB, not in its individual capacity but solely as Owner Trustee

By: ______________________
Name:
Title:

[loanDepot Agency Advance Receivables Trust – Indenture Supplement]

CITIBANK, N.A., as Indenture Trustee, Calculation Agent, Paying Agent, Custodian and Securities Intermediary, and not in its individual capacity

By: ______________________
Name:
Title:

[loanDepot Agency Advance Receivables Trust – Indenture Supplement]

LOANDEPOT.COM, LLC, as Servicer and as Administrator

By: ______________________
Name:
Title:

[loanDepot Agency Advance Receivables Trust – Indenture Supplement]

JPMORGAN CHASE BANK, N.A.,
as Administrative Agent

By: ______________________
Name:
Title:
[loanDepot Agency Advance Receivables Trust – Indenture Supplement]

SCHEDULE 1

Series Reserve Account with respect to the Series 2020-VF1 Notes

[***]
[Schedule 1]